ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

December 28, 1999

Dear Shareholder:

We are pleased to provide the investment results and market activity for Alliance Select Investor Series Premier Portfolio (the "Fund") for the annual reporting period ended October 31, 1999. The Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high-quality companies that we believe are likely to achieve superior earnings growth. The Fund's core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
The following table shows how the Fund performed over the six- and 12-month periods ended October 31, 1999. For comparison, we have shown returns for the overall U.S. stock market, as represented by the unmanaged Standard & Poor's 500 Stock Index ("S&P 500"), and the Russell 1000 Growth Stock Index.

The Fund outperformed its benchmarks for the six- and 12-month periods ended October 31, 1999 primarily due to strong stock selection.

INVESTMENT RESULTS*
Periods Ended October 31, 1999

                                               TOTAL RETURNS
                                        6 MONTHS           12 MONTHS
                                        --------           ---------
ALLIANCE SELECT INVESTOR SERIES -
  PREMIER PORTFOLIO
  Class A                                10.44%              48.79%
  Class B                                10.04%              47.84%
  Class C                                10.04%              47.68%

S&P 500                                   2.74%              25.66%

RUSSELL 1000 GROWTH
  STOCK INDEX                             7.46%              34.25%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.

THE YEAR IN REVIEW
The market rebounded quite nicely in the fiscal first quarter (November 1998 to January 1999) as fear of a financial meltdown, largely due to "The Asian Contagion," subsided. Actions we took in the weak July to October 1998 period to position the Fund's portfolio for a rebound in the market allowed us to get off to a very strong start. In essence, we used our "V-Factor" methodology to take advantage of the volatility in the market.

As the 1999 calendar year progressed, the market began to wrestle with the historically high market valuations and the rising interest rates that were caused by the fear of higher inflation and stronger world growth. Subsequently, the higher interest rates somewhat contained the market's appreciation during the summer months (July to September 1999). As fears of higher inflation have subsided in recent months (October to November 1999), the market has once again begun to rise.

Despite the volatility in the market, the Fund has had a very strong fiscal year. Strong stock selection coupled with prudent use of protective strategies (such as written calls or purchased puts against individual stocks or indices) enabled the Fund to outperform its benchmarks during the 12-month period ended October 31, 1999. Standout performers during this period included several technology names (Nokia Corp., Cisco Systems Inc. and EMC Corp.), several financial names (Morgan Stanley Dean Witter & Co. and Citigroup Inc.), and consumer service companies (AT&T Corp-Liberty Media Group, Vodafone AirTouch PLC and Home Depot Inc.). The


1


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

Fund's performance was helped by not only owning the equity in these stocks, but also by owning (where appropriate) the underlying options to further enhance the Fund's returns.

As of the end of October 1999, the short positions in the Fund consisted of written calls against individual stocks and written calls against market indices and short sales.

MARKET ENVIRONMENT AND OUTLOOK
As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our outlook for the U.S. economy and financial markets remains favorable. In our view, the current concern about U.S. dollar weakness is overblown since the weakness relates strictly to the yen, even though the dollar has rallied for most of the year against the euro. The real domestic economy continues to grow at 2.5% to 3.5%, creating corporate profits of around 8%, as well as new job opportunities. Inflation, the key economic fundamental, remains under control. Even though oil prices are approaching the high $20 range per barrel, energy comprises only 6% of the consumer price index ("CPI"). The CPI was up a modest 2.2% during the third calendar quarter, and we are forecasting a 1.5% to 2.5% range for expected inflation through the year-end in 2000. The underpinnings for our confidence in continued moderate inflation are sourced directly to the offset of labor's productivity improvements (approximately 2% to 4%) with healthy nominal wage gains of 3.5%. Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the CPI. We believe that the risk of a synchronized global recovery, which could lead to an overheated situation, is mitigated by the fact that the international economies remain mixed and that U.S. consumer demand may slow sometime in the next several quarters. A rise in rates (especially mortgages) and a modest slump in the stock market will likely dampen future consumer spending. In congressional testimony, Federal Bank Chairman Alan Greenspan defined recent and potential tightening as a reversal of the easing undertaken last fall, rather than the start of a sustained, deliberate program designed to throttle the economy.

This constructive fundamental outlook should also have positive consequences for the U.S. bond markets.

We believe that the rest of 1999 and the first half of 2000 will undoubtedly bring us challenges. These challenges may include everything from dollar/yen considerations, Y2K purchase lockdowns, and finally the psychological overhang of additional Federal Reserve rate increases at some future date. However, assuming that we can come through this quarter adequately, the year 2000 is shaping up quite nicely. There should be continued growth in the U.S., supplemented by a slightly better tone both in Europe and Asia. Moreover, no great inflationary strains should emerge in this competitive, technologically driven environment.

PORTFOLIO STRATEGY
Consistent with our prior guidance, which expressed absolute valuation concerns, we currently have the Fund's net long position at 100% within an 80% to 120% range. We would, however, adopt a more defensive strategy if the bond market were to weaken significantly from current 6.25% levels. Looking past year-end, corporate earnings and cashflow are projected to grow at a 7% to 10% rate for the year 2000, which should justify commensurate S&P 500 upside. Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focused on the strongest prospective corporate earnings for the best available prices. We will continue to capture the rich premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 and NASDAQ, while purchasing (when appropriate) S&P 500 puts for added protection. It is important, however, to remember that this is a long-biased Fund. Therefore, we can mitigate, but not avoid, losses if the market should experience a sustained decline.

At the end of the fiscal year, the Fund's gross long portfolio had a weighted average price-to-earnings multiple of 30 times for 24% projected 2000 earnings growth versus 25 times for 7% earnings growth for the S&P 500. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with the Fund's long portfolio positions, which provide strong relative earnings growth (four times the market's growth rate) for only a modest premium to the market's valua-


2


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

tion. Our rigorous bottom-up, company-specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

Alliance Select Investor Series Premier Portfolio seeks long-term capital appreciation by investing in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
1 Year                        48.79%         42.51%
Since Inception*              31.94%         27.51%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
1 Year                        47.84%         43.84%
Since Inception*              30.83%         28.61%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
1 Year                        47.68%         46.68%
Since Inception*              30.83%         30.83%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                        43.63%         44.91%         47.74%
Since Inception*              21.17%         22.17%         24.64%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Inception date: 7/29/98 for all share Classes.


4


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 10/31/99

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO CLASS A: $13,622 RUSSELL 1000 GROWTH INDEX: $13,274
S&P 500 STOCK INDEX: $12,369

7/31/98   10/31/98   10/31/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 10/31/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Alliance Select Investor Series Premier Portfolio
Standard & Poor's 500 Stock Index
Russell 1000 Growth Index


*  Closest month-end after the Fund's Class A share inception date of 7/29/98.


5


TEN LARGEST HOLDINGS
OCTOBER 31, 1999
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. ADR (a)                          $ 15,695,519            6.0%
Dell Computer Corp.                            13,594,350            5.2
Intel Corp.                                    12,436,463            4.7
Morgan Stanley Dean Witter & Co.               11,320,000            4.3
Home Depot, Inc.(a)                            11,155,263            4.3
Tyco International Ltd.(a)                     10,651,669            4.1
Cisco Systems, Inc.                            10,619,000            4.1
Schering-Plough Corp.(a)                       10,592,150            4.0
AT&T Corp.-Liberty Media Group Cl. A           10,207,625            3.9
Microsoft Corp.(a)                              8,580,069            3.3
                                             $114,852,108           43.9%

MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED OCTOBER 31, 1999
_______________________________________________________________________________

                                                         SHARES#
-------------------------------------------------------------------------------
PURCHASES                                         BOUGHT    HOLDINGS 10/31/99
-------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group Cl.A             144,300        257,200
Dell Computer Corp.                                99,800        338,800
Schering-Plough Corp.                              99,000        187,200
Pfizer, Inc.                                       90,600        123,400
Associates First Capital Corp. Cl.A                76,000         76,000
Intel Corp.                                        74,200        160,600
Cisco Systems, Inc.                                71,750        143,500
Tyco International, Ltd.                           63,322        154,444
Morgan Stanley Dean Witter & Co.                   63,000         92,000
The Gap, Inc.                                      57,600         95,700

SALES                                             SOLD      HOLDINGS 10/31/99
-------------------------------------------------------------------------------
McKesson HBOC, Inc.                               137,087             -0-
AirTouch Communications, Inc.                      49,000             -0-
Chancelor Media Corp. Cl.A                         42,700             -0-
Newcourt Credit Group, Inc.                        41,600         17,000
IMS Health, Inc.                                   35,000         18,600
Nokia Corp. ADR                                    32,300        107,500
Warner-Lambert Co.                                 23,500             -0-
Carnival Corp. Cl.A                                22,200             -0-
Ascend Communications, Inc.                        22,000             -0-
Lucent Technologies, Inc.                          13,400             -0-


(a)  Adjusted for market value of call options purchased and written.

#    Adjusted for stock splits.


6


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-76.1%
TECHNOLOGY-30.2%
COMMUNICATION EQUIPMENT-7.2%
EMC Corp. (a)(b)                                 87,200      $ 6,365,600
Nokia Corp. ADR (Finland)                       107,500       12,422,969
                                                             ------------
                                                              18,788,569

COMPUTER HARDWARE-5.8%
Dell Computer Corp. (a)(b)                      338,800       13,594,350
Sun Microsystems, Inc. (a)                       15,000        1,587,188
                                                             ------------
                                                              15,181,538

COMPUTER SOFTWARE-3.3%
Microsoft Corp. (a)                              93,100        8,617,569

INTERNET-3.5%
America Online, Inc. (a)(b)                      45,800        5,939,687
eBay, Inc. (a)                                    4,000          540,500
VeriSign, Inc. (a)                                4,000          494,000
Yahoo! Inc. (a)                                  12,000        2,148,750
                                                             ------------
                                                               9,122,937

NETWORKING SOFTWARE-4.1%
Cisco Systems, Inc. (a)(b)                      143,500       10,619,000
Sycamore Networks, Inc. (a)                       1,100          236,500
                                                             ------------
                                                              10,855,500

SEMICONDUCTOR COMPONENTS-6.3%
Applied Materials, Inc. (a)(b)                   24,900        2,236,331
Intel Corp. (b)                                 160,600       12,436,463
Solectron Corp. (a)(b)                           24,200        1,821,050
                                                             ------------
                                                              16,493,844

                                                             ------------
                                                              79,059,957

CONSUMER SERVICES-22.1%
BROADCASTING & CABLE-8.3%
AMFM, Inc. (a)(b)                                42,300        2,961,000
AT&T Corp.-Liberty Media
  Group Cl. A (a)(b)                            257,200       10,207,625
Clear Channel
  Communications, Inc. (a)                       30,000        2,411,250
MediaOne Group, Inc. (a)(b)                      86,900        6,175,331
                                                             ------------
                                                              21,755,206

ENTERTAINMENT & LEISURE-1.4%
Time Warner, Inc. (b)(c)                         53,600        3,735,250

RETAIL - GENERAL MERCHANDISE-11.8%
Costco Wholesale Corp. (a)(b)                    50,300        4,039,719
Dayton Hudson Corp. (b)                          74,200        4,795,175
Home Depot, Inc. (b)                             95,900        7,240,450
Kohl's Corp. (a)(b)                              49,100        3,673,294
Lowe's Companies, Inc.                           92,800        5,104,000
The Gap, Inc. (b)                                95,700        3,552,862
Wal-Mart Stores, Inc. (b)                        44,400        2,516,925
                                                             ------------
                                                              30,922,425

TELECOMMUNICATIONS-0.6%
Vodafone AirTouch PLC.
  ADR (United Kingdom) (b)                       30,000        1,438,125
                                                             ------------
                                                              57,851,006

FINANCE-9.4%
BANKING - REGIONAL-0.8%
Bank of America Corp. (b)                        30,400        1,957,000


7


PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________


                                              SHARES OR
COMPANY                                      CONTRACTS(d)          VALUE
-------------------------------------------------------------------------

BROKERAGE & MONEY MANAGEMENT-5.2%
Citigroup, Inc. (b)                              56,875      $ 3,078,359
Morgan Stanley Dean
  Witter & Co.                                   92,000       10,148,750
Goldman Sachs Group, Inc.                         5,100          362,100
                                                             ------------
                                                              13,589,209

MORTGAGE BANKING-1.7%
Freddie Mac (b)                                  81,000        4,379,063

MISCELLANEOUS-1.7%
Associates First Capital
  Corp. Cl. A (b)                                76,000        2,774,000
MBNA Corp. (b)                                   54,620        1,508,877
Newcourt Credit Group, Inc.                      17,000          279,438
                                                             ------------
                                                               4,562,315

                                                             ------------
                                                              24,487,587

HEALTHCARE-8.2%
DRUGS-7.0%
Bristol-Myers Squibb Co. (b)                     44,600        3,425,838
Genentech, Inc.                                   5,700          830,775
Pfizer, Inc.                                    123,400        4,874,300
Schering-Plough Corp.                           187,200        9,266,400
                                                             ------------
                                                              18,397,313

MEDICAL PRODUCTS-1.0%
Medtronic, Inc. (b)                              78,000        2,700,750

MEDICAL SERVICES-0.2%
IMS Health, Inc. (b)                             18,600          539,400
                                                             ------------
                                                              21,637,463

UTILITY-3.5%
TELEPHONE UTILITY-3.5%
MCI WorldCom, Inc. (a)                           74,800        6,418,775
Sprint Corp.                                     35,000        2,600,937
                                                             ------------
                                                               9,019,712

MULTI-INDUSTRY-2.7%
CAPITAL GOODS-2.7%
General Electric Co.                              7,000          948,937
Tyco International Ltd. (b)                     154,444        6,168,107
                                                             ------------
                                                               7,117,044

Total Common Stocks
(cost $159,974,890)                                          199,172,769

CALL OPTIONS PURCHASED-20.0% (A)
AirTouch Communications, Inc.
  expiring Jan '00 @ $30                            346        3,416,750
American International Group, Inc. (e)
  expiring Jan '00 @ $48                            300        2,081,250
Associates First Capital
  Corp. Cl. A
  expiring Jan '00 @ $22.50                         650          942,500
  expiring Jan '00 @ $25                            710          847,562
  expiring Jan '01 @ $20                             70          127,750
Bank of America Corp.
  expiring Jan '00 @ $40                            325          800,313
Bristol-Myers Squibb Co.
  expiring Jan '00 @ $30                             70          329,875
  expiring Jan '00 @ $35                            100          423,750
  expiring Jan '00 @ $40                            100          372,500
  expiring Jan '01 @ $35                            450        1,968,750
Citigroup, Inc.
  expiring Jan '00 @ $20 (f)                        160          837,000
  expiring Jan '00 @ $23.33 (f)                     500        2,371,875
Colgate-Palmolive Co.
  expiring Jan '00 @ $30                            240          735,000
Freddie Mac
  expiring Jan '00 @ $35                            200          387,500
  expiring Jan '00 @ $40                            200          290,000
General Electric Co.
  expiring Jan '00 @ $50                            243        2,091,319
  expiring Jan '01 @ $60                             95          746,344


8


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________




                                               CONTRACTS (D)
                                               OR PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)           VALUE
-------------------------------------------------------------------------
Home Depot, Inc.
  expiring Jan '00 @ $27.50                         520      $ 2,512,250
  expiring Jan '00 @ $32.50                         200          868,750
  expiring Jan '00 @ $35                            130          533,813
IBM Corp.
  expiring Jan '00 @ $45                            250        1,350,000
Lowe's Companies, Inc.
  expiring Jan '00 @ $30                            200          507,500
MBNA Corp.
  expiring Jan '00
  @ $13.375(f)                                    1,069        2,325,075
  expiring Jan '00 @ $15                          3,360        4,410,000
MCI WorldCom, Inc.
  expiring Jan '00 @ $25                            150          916,875
  expiring Jan '00 @ $40                            200          960,000
MediaOne Group, Inc.
  expiring Jan '00 @ $40                            200          630,000
Merrill Lynch & Co., Inc.
  expiring Jan '00 @ $45                            100          340,000
  expiring Jan '00 @ $50                            195          577,687
Morgan Stanley Dean Witter & Co.
  expiring Jan '00 @ $40                            100          710,000
  expiring Jan '00 @ $50                             75          461,250
Motorola, Inc.
  expiring Jan '00 @ $45                            170          898,875
Nokia Corp. ADR (Finland)
  expiring Jan '00 @ $30                            240        2,061,000
  expiring Jan '00 @ $35                            168        1,355,550
Pfizer, Inc.
  expiring Jan '00 @ $23.33                         450          742,500
Schering-Plough Corp.
  expiring Jan '00 @ $30                            540        1,073,250
  expiring Jan '00 @ $37.50                         200          252,500
Sprint Corp.
  expiring Jan '00 @ $40                            200          700,000
Time Warner, Inc.
  expiring Jan '00 @ $35                            225          788,906
Tyco International Ltd.
  expiring Jan '00 @ $15                            660        1,658,250
  expiring Jan '00 @ $20                           1350        2,851,875
United Technologies Corp.
  expiring Jan '00 @ $35                            400        1,035,000
  expiring Jan '00 @ $40                            150          313,125
  expiring Jan '01 @ $35                            250          684,375
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $20                            600        2,223,750

Total Call Options Purchased
  (cost $39,850,937)                                          52,512,194

SHORT TERM INVESTMENT-7.0%
COMMERCIAL PAPER-7.0 %
General Electric Capital Corp.
  5.10%, 11/01/99
  (cost $18,356,000)                            $18,356       18,356,000

TOTAL INVESTMENTS-103.1%
  (cost $218,181,827)                                        270,040,963

CALL OPTIONS WRITTEN-(1.2%) (A)
Chicago Board Options Exchange
NASDAQ 100 Index
  expiring Nov '99 @ $2440                           10         (197,500)
  expiring Nov '99 @ $2460                           30         (600,375)
  expiring Nov '99 @ $2480                           30         (555,000)
Colgate-Palmolive Co.
  expiring Nov '99 @ $47.50                          61          (81,587)
EMC Corp.
  expiring Nov '99 @ $70                            260         (139,750)
Microsoft Corp.
  expiring Nov '99 @ $90                             75          (37,500)
Nokia Corp. ADR (Finland)
  expiring Nov '99 @ $100                            90         (144,000)
Standard & Poor's 100 Index
  expiring Nov '99 @ $1275                           15         (144,750)
  expiring Nov '99 @ $1290                           25         (222,500)
  expiring Nov '99 @ $1295                           15         (128,250)


9


PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________



                                            SHARES OR
COMPANY                                   CONTRACTS (D)            VALUE
-------------------------------------------------------------------------

Sun Microsystems, Inc.
  expiring Nov '99 @ $90                            150      $  (251,250)
Tyco International Ltd.
  expiring Nov '99 @ $45                            170          (26,563)
Vodafone AirTouch PLC.
  ADR (United Kingdom)
  expiring Nov '99 @ $42                            200         (128,750)
  expiring Nov '99 @ $48                            450          (75,938)

Total Call Options Written
  (premiums received $1,566,891)                              (3,080,213)

SECURITIES SOLD SHORT-(0.0%)
Martha Stewart Living Omnimedia, Inc. (a)
  (proceeds $118,737)                             3,000         (110,625)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND SECURITIES
  SOLD SHORT-101.9%
  (cost $216,496,199)                                        266,850,125
Other assets less liabilities-(1.9%)                          (5,052,398)

NET ASSETS-100%                                             $261,797,727


(a)  Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize written call options and short sales. This collateral has a total market value of approximately $86,655,728.

(c) Security trades with preferred stock purchase rights expiring January 20, 2004.

(d)  One contract relates to 100 shares unless indicated otherwise.

(e)  One contract relates to 125 shares.

(f)  One contract relates to 150 shares.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $218,181,827)         $270,040,963
  Receivable for capital stock sold                                  2,671,980
  Receivable for investment securities sold                          1,401,668
  Dividends receivable                                                  19,024
  Other assets                                                          10,000
  Total assets                                                     274,143,635

LIABILITIES
  Due to custodian                                                      91,923
  Payable for investment securities purchased                        7,377,462
  Outstanding call options written, at value
    (premiums received $1,566,891)                                   3,080,213
  Payable for capital stock redeemed                                   957,871
  Advisory fee payable                                                 259,505
  Distribution fee payable                                             156,816
  Securities sold short, at value (proceeds $118,737)                  110,625
  Accrued expenses                                                     311,493
  Total liabilities                                                 12,345,908

NET ASSETS                                                        $261,797,727

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     18,599
  Additional paid-in capital                                       209,160,079
  Accumulated net realized gain on investments, short sales
    and written option transactions                                  2,265,123
  Net unrealized appreciation of investments, short sales
    and options written                                             50,353,926
                                                                  $261,797,727

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($84,657,169 / 5,971,900 shares of capital stock issued
    and outstanding)                                                    $14.18
  Sales charge--4.25% of public offering price                             .63
  Maximum offering price                                                $14.81

  CLASS B SHARES
  Net asset value and offering price per share
    ($115,623,545 / 8,242,462 shares of capital stock issued
    and outstanding)                                                    $14.03

  CLASS C SHARES
  Net asset value and offering price per share
    ($61,517,013 / 4,384,273 shares of capital stock issued
    and outstanding)                                                    $14.03


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $12,215) $   499,596
  Interest                                                 335,764 $   835,360

EXPENSES
  Advisory fee                                           2,456,775
  Distribution fee - Class A                               168,875
  Distribution fee - Class B                               779,391
  Distribution fee - Class C                               414,057
  Amortization of offering expenses                        162,388
  Custodian                                                120,537
  Administrative fee                                       106,000
  Repayment to Adviser (see Note B)                        102,622
  Transfer agency                                           89,749
  Registration                                              80,299
  Audit and legal                                           77,407
  Printing                                                  74,192
  Directors' fees                                           26,000
  Miscellaneous                                             23,984
  Interest expense on short sales                            5,788
  Total expenses                                         4,688,064
  Less: expenses waived (see Note B)                       (31,750)
  Net expenses                                                       4,656,314
  Net investment loss                                               (3,820,954)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on investment
    transactions                                                    12,317,516
  Net realized loss on written option
    transactions                                                    (1,593,018)
  Net realized loss on short sale
    transactions                                                       (83,296)
  Net change in unrealized appreciation
    of investments, short sales and
    options written                                                 47,407,910
  Net gain on investments                                           58,049,112

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $54,228,158


See notes to financial statements.


12


STATEMENT OF CHANGES
IN NET ASSETS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

                                                                     JULY 29,
                                                 YEAR ENDED          1998(A)
                                                 OCTOBER 31,           TO
                                                    1999          OCT. 31, 1998
                                                 -----------      -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                            $ (3,820,954)    $  (295,432)
  Net realized gain (loss) on investment
    and written option transactions                10,641,202      (4,555,125)
  Net change in unrealized appreciation
    of investments, short sales and
    options written                                47,407,910       2,946,016
  Net increase (decrease) in net assets
    from operations                                54,228,158      (1,904,541)

COMMON STOCK TRANSACTIONS
  Net increase                                    121,943,450      87,430,460
  Total increase                                  176,171,608      85,525,919

NET ASSETS
  Beginning of period                              85,626,119         100,200
  End of period                                  $261,797,727     $85,626,119


(a)  Commencement of operations

     See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Premier Portfolio (the "Fund"), the initial portfolio of Alliance Select Investor Series, Inc. (the "Company") was incorporated in the state of Maryland on May 21, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on July 29, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on June 25, 1998. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


14


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. ORGANIZATION AND OFFERING EXPENSES
Organization expenses of $62,500 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $216,500 have been fully amortized on a straight-line basis over a one year period.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. For the period from August 1, 1998 through July 31, 1999, the Adviser will receive a minimum fee payable monthly equal to .80% annualized of the average net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.40%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. During the year ended October 31, 1999, the effective advisory fee was at the annualized rate of 1.40% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated June 29, 1998, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended October 31, 1999, the Fund repaid $102,622 of such previously waived and reimbursed expenses to the Adviser. At October 31, 1999, the total amount of expenses waived and reimbursed by the


15


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

Adviser that are subject to repayment amounted to $9,413.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 1999, such fees amounted to $106,000. In addition, the Adviser agreed to waive a portion of its fees for such services. Such waiver amounted to $31,750.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $52,230 for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $3,984 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $71,900 from the sale of Class A shares and $229,187 and $26,903 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1999.

Brokerage commissions paid on investment transactions for the year ended October 31, 1999, amounted to $338,819, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,671,673 and $392,459, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $224,914,106 and $136,652,070, respectively, for the year ended October 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was $216,077,458. Gross unrealized appreciation of investments was $56,148,874 and gross unrealized depreciation of investments was $5,376,207 resulting in net unrealized appreciation of $50,772,667.

The Fund utilized a capital loss carryover of $4,455,022 in the current year.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.


16


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended October 31, 1999 were as follows:

                                                     NUMBER         PREMIUMS
                                                  OF CONTRACTS      RECEIVED
                                                  ------------    -------------
Options outstanding at beginning of year                 50      $    26,099
Options written                                       7,292       17,304,696
Options terminated in closing purchase
   transactions                                      (5,641)     (15,628,384)
Options expired                                         (75)        (135,520)
Options outstanding at October 31, 1999               1,626      $ 1,566,891


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of approximately 6.10% to respective brokers on the market value of the short sales.


17


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                     JULY 29,                       JULY 29,
                      YEAR ENDED      1998(A)      YEAR ENDED        1998(A)
                       OCT. 31,         TO          OCT. 31,           TO
                         1999      OCT. 31, 1998       1999       OCT. 31, 1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            5,441,838     3,023,758    $ 68,849,657     $28,756,722
Shares redeemed       (2,181,001)     (322,695)    (27,737,086)     (2,854,007)
Net increase           3,260,837     2,701,063    $ 41,112,571     $25,902,715

CLASS B
Shares sold            5,238,554     4,396,418    $ 66,704,207     $42,449,402
Shares redeemed       (1,091,630)     (300,890)    (13,877,483)     (2,503,948)
Net increase           4,146,924     4,095,528    $ 52,826,724     $39,945,454

CLASS C
Shares sold            3,260,171     2,447,233    $ 41,534,082     $23,765,875
Shares redeemed       (1,075,227)     (247,914)    (13,529,927)     (2,183,584)
Net increase           2,184,944     2,199,319    $ 28,004,155     $21,582,291




NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


(a) Commencement of operations.


18


FINANCIAL HIGHLIGHTS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                    CLASS A                 CLASS B                    CLASS C
                                            ------------------------------------------------------------------------------
                                                           JULY 29,                JULY 29,                   JULY 29,
                                                           1998(A)                 1998(A)                    1998(A)
                                            YEAR ENDED       TO       YEAR ENDED      TO        YEAR ENDED       TO
                                             OCT. 31,     OCT. 31,     OCT. 31,    OCT. 31,      OCT. 31,      OCT. 31,
                                               1999         1998         1999        1998          1999          1998
                                            -----------  -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of period          $ 9.53       $10.00       $ 9.49       $10.00       $ 9.50       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.22)        (.03)        (.30)        (.04)        (.30)        (.04)
Net realized and unrealized gain (loss)
  on investments and written option
  transactions                                  4.87         (.44)        4.84         (.47)        4.83         (.46)
Net increase (decrease) in net asset
  value from operations                         4.65         (.47)        4.54         (.51)        4.53         (.50)
Net asset value, end of period                $14.18       $ 9.53       $14.03       $ 9.49       $14.03       $ 9.50


TOTAL RETURN
Total investment return based on net
  asset value (c)                              48.79%       (4.70)%      47.84%       (5.10)%      47.68%       (5.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $84,657      $25,835     $115,624      $38,887      $61,517      $20,904
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.18%        2.50%(d)     2.87%        3.20%(d)     2.87%        3.20%(d)
  Expenses, before waivers/
    reimbursements                              2.20%        2.70%(d)     2.89%        3.39%(d)     2.89%        3.39%(d)
  Net investment loss net of waivers/
    reimbursements                             (1.70)%      (1.19)%(d)   (2.40)%      (1.87)%(d)   (2.40)%      (1.85)%(d)
Portfolio turnover rate                           87%          29%          87%          29%          87%          29%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


19


REPORT OF INDEPENDENT ACCOUNTANTS
                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE SELECT INVESTOR SERIES, INC. PREMIER PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Premier Portfolio (the "Fund") at October 31, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period July 29, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
December 16, 1999


20


                                                ALLIANCE SELECT INVESTOR SERIES
                                                              PREMIER PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


22


ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SISPPAR1099